                                                                    EXHIBIT 10.6


     STOCK PURCHASE AND OPTION AGREEMENT (the "Agreement") made this 1st day of November 1998, by and between MIL 3, INCORPORATED (the "Company"), a corporation organized and existing under the laws of the State of Delaware, and STEVEN FINN (the "Purchaser"), an individual residing in Massachusetts. The Company and the Purchaser are sometimes collectively referred to herein as the "Parties" and each individually as a "Party."


                                  WITNESSETH:


     WHEREAS, the Purchaser is a member of the Board of Directors of the Company and is familiar with the Company and its business, and

     WHEREAS, the Company desires to sell, and Purchaser desires to purchase, ten thousand (10,000) shares of the Company's common stock, par value $.001 (the "Common Stock"), and the Company desires to grant to the Purchaser an option to acquire up to 20,000 shares of Common Stock, in each case in accordance with the terms of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending legally to be bound hereby, agree as follows:


                                 ARTICLE I
                   Sale of the Common Stock; Grant of Option
                   -----------------------------------------

     1.1  Sale of the Common Stock.  Subject to the terms and conditions
          ------------------------
hereof, and provided that the Purchaser remains a Director of the Company, the Company will sell to the Purchaser, and the Purchaser will purchase from the Company, ten thousand (10,000) shares of Common Stock at a purchase price (the "Purchase Price") of $3.00 per share, or a total of $30,000.

     1.2  Option.
          ------

          (a) Option to Purchase.  Subject to the terms and conditions hereof,
              ------------------
the Company grants to the Purchaser an option (the "Option") to purchase twenty thousand (20,000) shares of Common Stock (the "Option Stock") at an exercise price of $3.00 per share. The Option may be exercised only to the extent and during the periods described below, and in any event on or before 5:00 p.m. on November 30, 2008 (the "Option Expiration Date"; such period so ending during which the Option may be exercised is hereafter sometimes referred to as the "Option Term"):

          (i) During the period commencing November 30, 1999 until the Option Expiration Date, the Purchaser may exercise the Option to purchase up to ten thousand (10,000) shares of Common Stock;

          (ii) During the period commencing November 30, 2000 until the Option Expiration Date, the Purchaser may exercise the Option to purchase up to a further five thousand (5,000) shares of Common Stock; and

          (iii) During the period commencing November 30, 2001 until Option Expiration Date, the Purchaser may exercise the Option to purchase up to a further five thousand (5,000) shares of Common Stock.

          (b)   Certain Other Termination Provisions.
                ------------------------------------

                (i) The Option and all rights hereunder with respect thereto, to the extent such Option and such rights shall not have been exercised, shall immediately terminate and become null and void on the Option Expiration Date.

                (ii) Notwithstanding anything to the contrary set forth in this Agreement, if the Purchaser's association as a Director of the Company has terminated for any reason, the Option, if and to the extent not previously exercised, shall immediately terminate and become null and void except where the termination of such association is by reason of the Purchaser's death during the Option Term, provided, however, that termination of the
                                   --------  -------
     Purchaser's association as a Director of the Company shall not be deemed a termination for purposes of this Agreement if and for as long as the Purchaser is a member of the board of directors of any parent or subsidiary of the Company.

                (iii) Notwithstanding anything to the contrary set forth in this Agreement, upon termination of the Purchaser's association as a Director of the Company by reason of death during the six (6) month period preceding the Option Expiration Date, the Option shall terminate upon the expiration of the six (6) month period following such death.

          (c)   Exercise.
                --------

                (i) The Purchaser may only exercise the Option with respect to the Option Stock by giving written notice to the Company during the Option Term of intent to exercise; the Purchaser's estate, or the person or persons to whom the option is transferred by will or the laws of descent and distribution (the "Permitted Transferee"), may only exercise the Option with respect to the Option Stock by giving written notice to the Company on or prior to the Option Expiration Date or, if the Purchaser's death occurs during the six (6) month period preceding the Option Expiration Date, during the six (6) month period after the Purchaser's death. The notice of exercise shall specify that the

     Purchaser (or his estate or a Permitted Transferee, if applicable) is exercising the Option and the date of exercise thereof.

               (ii) If the Purchaser (or his estate or a Permitted Transferee, if applicable) fails to pay for any of the Option Stock specified in such notice or fails to accept delivery thereof, the Option shall immediately terminate and become null and void.

          (d)  Adjustments.  In the event of a reorganization, recapitalization,
               -----------
change of shares, stock split, stock dividend, reclassification, subdivision or combination of shares or any other change in the corporate structure or shares of capital stock of the Company, the Company shall make such adjustment as is appropriate in the number and kind of shares of Common Stock subject to the Option or in the exercise price; provided, however, that no such adjustment
                                 --------  -------
shall give the Purchaser any additional benefits under the Option.

          (e)  Merger or Other Business Combination.  If and to the extent the
               ------------------------------------
Option has not been fully exercised or terminated, the Company shall provide the Purchaser (or his estate or each Permitted Transferee, if applicable) with thirty (30) days notice prior to the consummation of any merger or other business combination involving the Company during the Option Term. Purchaser (or his estate or each Permitted Transferee, if applicable) shall have the right to exercise the Option and pay for the Option Stock during the thirty (30) day period after such notice, following which the Option shall terminate and become null and void.

          (f)  Transfer.  During the Purchaser's lifetime, the Option shall be
               --------
exercisable only by the Purchaser or any guardian or legal representative of the Purchaser, and the Option shall not be transferable except, in case of the death of the Purchaser, by will, or the laws of descent and distribution to a Permitted Transferee, nor shall the Option be subject to attachment, execution or other similar process. In the event of (i) any attempt by the Purchaser (or his estate or any Permitted Transferee, if applicable) to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as expressly provided for herein, or (ii) the levy of any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Purchaser (or his estate or permitted Transferee, if applicable), and it shall thereupon become null and void.

          (g)  No Rights as to Membership on Board of Directors or Employment.
               --------------------------------------------------------------
Neither the granting of the Option nor its exercise shall be construed as granting to the Purchaser any right with respect to continuance as a member of the board of directors of the Company, or of any parent or subsidiary of the Company, or of employment with the Company, or any parent or subsidiary of the Company.

     1.3  No Rights as Shareholder.  Notwithstanding anything to the contrary
          ------------------------
set forth in this Agreement, until the Purchaser (or his estate or Permitted Transferee, if applicable) shall have fully paid for the shares of Common Stock or the Option Stock in accordance with this Agreement, the Purchaser (or his estate or Permitted Transferee, if applicable) shall not be considered a shareholder with respect to such shares, shall have no rights to exercise any voting or other rights with respect thereto, and shall not be entitled to any compensation or consideration for any such rights which have not been exercised by full payment to the Company in accordance with this Agreement.


                                  ARTICLE II
                             Closings; Deliveries
                             --------------------

     2.1  Closings.
          --------

          (a) The closing of the purchase and sale of the Common Stock contemplated by Section 1.1 shall be held at 12:00 noon on November 30, 1998 at the offices of the Company at 3400 International Drive, N.W., Washington, D.C. 20008.

          (b) The closing of the purchase and sale of the Option Stock contemplated by Section 1.2 shall be held at 10:00 a.m. at the offices of the Company on the fifth (5th) business day (or such other day as agreed by the Company and the Purchaser) after Purchaser (or his estate or Permitted Transferee, if applicable) has provided written notice to the Company of exercise of the Option.

     2.2  Deliveries.  At each closing, (a) the Company shall deliver to the
          ----------
Purchaser (or his estate or Permitted Transferee, if applicable) a certificate for the number of shares of Common Stock to be purchased by the Purchaser (or his estate or Permitted Transferee, if applicable) at such closing, registered in the name of the Purchaser (or his estate or Permitted Transferee, if applicable), and (b) the Purchaser (or his estate or each Permitted Transferee, if applicable) shall deliver to the Company the aggregate Purchase Price per share (in the case of the purchase contemplated by Section 1.1) or the aggregate exercise price of the applicable Option Stock (in the case of exercise of the Option), in the form of a cashier's or certified check or money order payable to the Company, along with a letter (substantially in the form of Attachment A
                                                               ------------
hereto) signed by the Purchaser (or his estate or each Permitted Transferee, if applicable) reciting the representations and warranties contained in Sections
3.1 and 3.2 of this Agreement.


                                  ARTICLE III
                        Representations and Warranties
                        ------------------------------

     The Purchaser (or his estate or Permitted Transferee, if applicable) represents and warrants to the Company as follows:

     3.1  Investment.  The Purchaser (or his estate or Permitted Transferee,
          ----------
as applicable) is acquiring the Common Stock and the Option Stock, as applicable, for his (or its) own account for investment and not with a view to any distribution thereof; the Purchaser (or his estate or Permitted Transferee, as applicable) has no agreement, undertaking, arrangement, obligation or commitment providing for the disposition thereof; and the Purchaser (or his estate or Permitted Transferee, as applicable) understands that the Common Stock and the Option Stock, as applicable, has not been registered under the Securities Act of 1933, as amended, and will bear the legends specified in Section 3.3.

     3.2  Receipt of Information.  The Purchaser (or his estate or Permitted
          ----------------------
Transferee, as applicable) has been furnished access to the business and other records of the Company and such additional information and documents as the Purchaser (or his estate or Permitted Transferee, as applicable) has requested, and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement, the purchase of the Common Stock and the Option Stock, as applicable, the Company's business, financial condition and prospects, and all other matters deemed relevant by the Purchaser (or his estate or Permitted Transferee, as applicable).

     3.3  Legends.  Each certificate representing (a) the Common Stock, (b)
          -------
the Option Stock, and (c) any other securities issued in respect of the Common Stock and/or the Option Stock, whether upon any stock split, stock dividend, conversion, recapitalization, merger, consolidation or similar event, unless the securities evidenced by such certificate shall have been registered under the Securities Act of 1933, as amended, shall be imprinted with legends in the following form (in addition to any other legend required under applicable state securities laws):


     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     "THESE SECURITIES ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN A STOCK PURCHASE AND OPTION AGREEMENT DATED NOVEMBER __, 1998, BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, AND MAY ONLY BE SOLD, TRANSFERRED OR ASSIGNED IN ACCORDANCE THEREWITH. A COPY OF SAID AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE OFFICES OF THE COMPANY."


                                  ARTICLE IV
                             Transfer Restrictions
                             ---------------------

     4.1  Transfer Restrictions.
          ---------------------

          (a) Notwithstanding anything to the contrary set forth herein, no shares of Common Stock or Option Stock acquired by the Purchaser (or his estate or Permitted Transferee, if applicable) hereunder may be sold, transferred, assigned, pledged or otherwise disposed of (each, a "Transfer"), unless the Purchaser (or his estate or Permitted Transferee, if applicable) has (a) entered into and complied with such "lock-up" agreements (restricting public sale of the Common Stock and Option Stock for a reasonable period of time, not to exceed one hundred and eighty days) as required by underwriters of the Company's securities in connection with the Initial Public Offering (as hereafter defined) thereof and
(b) first obtained the written approval of the Company's board of directors, such approval not to be unreasonably withheld. If the Company's board of directors does not approve such Transfer, the Company shall notify the Purchaser (or his estate or Permitted Transferee, if applicable) in writing of that fact and the reasons for its objection to the Transfer within sixty (60) days of written notice from the Purchaser (or his estate or Permitted Transferee, if applicable) that the Purchaser (or his estate or Permitted Transferee, if applicable) desires to Transfer such shares of Common Stock or Option Stock.

          (b) The obligation of the Purchaser (or his estate or Permitted Transferee, if applicable) to obtain the prior approval of the Company's board of directors in respect to any sale, transfer, assignment, pledge or other disposition of the Common Stock or the Option Stock shall terminate upon the effectiveness of the Company's Initial Public Offering (as hereafter defined).

          (c) As used herein, the term "Initial Public Offering" shall mean the first public offering of Common Stock of the Company, which offering is effected pursuant to a registration statement other than on Form S-8 filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended.


                                   ARTICLE V
                                 Miscellaneous
                                 -------------

     5.1  Notices.  Any notice required or permitted under this Agreement shall
          -------
be in writing and may be personally served or sent by facsimile or telex transmission or mail and shall be deemed to have been given as follows: if personally served, when served; if by facsimile transmission, when the transmission is completed to the proper telefax number and confirmation of receipt of the telefax is received; if by telex transmission, when the transmission is completed to the proper telex number and confirmation of delivery of the telex is received; or if mailed, on the fifth business day after deposit in the mail with airmail postage prepaid and properly addressed. The Parties shall promptly inform one another of any change in their addresses. For purposes hereof, the addresses of the Parties (until notice of a change thereof is given as provided herein) shall be as follows:

     To the Company:

               MIL 3, Incorporated
               3400 International Drive, NW
               Washington, DC 20008
               Attn:  Marc A. Cohen
               Telephone: (202) 364-8390
               Facsimile: (202) 364-8554

     with a copy to:

               Verner, Liipfert, Bernhard, McPherson and Hand
               901 15th Street, N.W.
               Washington, DC 20005
               Attn:  Harold I. Freilich
               Telephone: (202) 371-6242
               Facsimile: (202) 371-6279

     To the Purchaser:

               Steven Finn
               2 Barry Drive
               Framingham, MA 01702
               Telephone: (508) 875-7426
               Facsimile: (530) 654-6155

     5.2  Entire Agreement.  This Agreement sets forth the entire
          ----------------
understanding between the Parties with respect to the subject matter hereof, and all prior discussions, memoranda of understanding, protocols of intent, letters of intent, term sheets and similar writings with regard hereto, are superseded and hereby terminated.

     5.3  Amendments.  All amendments, deletions and additions to this
          ----------
Agreement shall be in writing, signed by the Parties or their duly authorized representatives.

     5.4  No Waiver of Rights.  No failure or delay by a Party in the exercise
          -------------------
of any power, right or privilege hereunder shall operate as a waiver thereof. The partial or single exercise by a Party of any power, right or privilege shall not preclude the further or later exercise of that, or any other, power, right or privilege.

     5.5  Severability.  If any one or more provisions in this Agreement,
          ------------
other than provisions constituting a material consideration to a Party, shall be invalid or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remainder of this Agreement shall not be affected or impaired; provided, however, in such event the Parties shall use
                      --------  -------
their reasonable best efforts to achieve the purpose of the invalid or unenforceable provision by a new legally valid stipulation.

     5.6  Third Parties.  None of the provisions of this Agreement shall be
          -------------
for the benefit of or enforceable by any third parties except to the extent expressly set forth herein as to the Purchaser's estate.

     5.7  Headings.  The inserted headings are for convenience only and shall
          --------
not be used to construe or interpret this Agreement.

     5.8  Counterparts.  This Agreement may be executed in one or two
          ------------
counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

     5.9  Binding Effect.  This Agreement shall be binding on the Parties and
          --------------
their legal successors and permitted assignees and transferees.

     5.10 Remedies.  Each of the Parties will be entitled to enforce its
          --------
rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The Parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that either Party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

     5.11 Choice of Law.  All questions arising under this Agreement shall be
          -------------
governed by the laws of the District of Columbia (other than its choice of law principles).

                               ****************



                           [Signatures on Next Page]

     IN WITNESS WHEREOF, the Parties have executed this Stock Purchase and Option Agreement on the day and year first above written.


                              MIL 3, INCORPORATED,
                              a Delaware corporation



                              By:  /s/ Marc A. Cohen
                                   ----------------------------------
                                   Name:   Marc A. Cohen
                                   Title:  Chairman of the Board



                                   /s/ Steven G. Finn
                                   ----------------------------------
                                   Steven Finn

                                                                    Attachment A
                                                                    ------------



                                    [Date]


Marc A. Cohen
Chairman of the Board of
 Directors
MIL 3, Incorporated
3400 International Drive, NW
Washington, DC 20008

Dear Mr. Cohen:

          This letter is delivered in connection with the undersigned's [purchase of/exercise of an option to purchase] _________ shares of Common Stock, par value $.001, of MIL 3, Incorporated (the "Company") in accordance with Section 2.2 of that certain Stock Purchase and Option Agreement (the "Agreement") dated as of November __, 1998 between the Company and [me/Steven Finn]. Terms used in this letter with initial capital letters but not defined herein shall have the meanings specified in the Agreement. The undersigned represents and warrants to the Company as follows:

          The undersigned is acquiring the [Common Stock/Option Stock] for [his/its] own account for investment and not with a view to any distribution thereof; the undersigned has no agreement, undertaking, arrangement, obligation or commitment providing for the disposition thereof; and the undersigned understands that the [Common Stock/Option Stock] has not been registered under the Securities Act of 1933, as amended, and will bear the legends specified in
Section 3.3 of the Agreement.

          The undersigned has been furnished access to the business and other records of the Company and such additional information and documents as the undersigned has requested, and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement, the purchase of the [Common Stock/Option Stock], the Company's business, financial condition and prospects, and all other matters deemed relevant by the undersigned.


                                         Very truly yours,

                               November __, 1998


Marc A. Cohen
Chairman of the Board of
 Directors
MIL 3, Incorporated
3400 International Drive, NW
Washington, DC 20008

Dear Mr. Cohen:

          This letter is delivered in connection with my purchase of ten thousand (10,000) shares of Common Stock, par value $.001, of MIL 3, Incorporated (the "Company") in accordance with Section 2.2 of that certain Stock Purchase and Option Agreement (the "Agreement") dated as of November __, 1998 between the Company and me. Terms used in this letter with initial capital letters but not defined herein shall have the meanings specified in the Agreement. I represent and warrant to the Company as follows:

          I am acquiring the Common Stock for my own account for investment and not with a view to any distribution thereof; I have no agreement, undertaking, arrangement, obligation or commitment providing for the disposition thereof; and I understand that the Common Stock has not been registered under the Securities Act of 1933, as amended, and will bear the legends specified in Section 3.3 of the Agreement.

          I have been furnished access to the business and other records of the Company and such additional information and documents as I have requested, and I have been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement, the purchase of the Common Stock, the Company's business, financial condition and prospects, and all other matters deemed relevant by me.


                                             Very truly yours,


                                             Steven Finn

                                      11